UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2006

Varian Semiconductor Equipment Associates, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25395	77-0501994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Dory Road, Gloucester, MA	01930
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 282-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 7, 2006, the Board of Directors (the “Board”) of Varian Semiconductor Equipment Associates, Inc. (the “Company”) adopted an amendment to the Company’s 2006 Stock Incentive Plan (the “Plan”). This amendment applies to the vesting period for Restricted Stock Awards so that awards that vest based on the passage of time alone shall be zero percent vested prior to the first anniversary of the date of grant, no more than 43.75% vested prior to the second anniversary of the date of grant, and no more than 68.75% vested prior to the third anniversary of the date of grant.

The foregoing description of the amendment to the Plan is qualified in its entirety by reference to the Amended and Restated 2006 Stock Incentive Plan, which is attached hereto as exhibit 10.6 and is incorporated herein by reference.

On March 7, 2006, the Board of the Company adopted the forms of Nonstatutory Stock Option Agreement and the forms of Restricted Stock Agreement pursuant to which awards will be issued to directors, officers and employees of the Company under the Company’s Plan.

The form of nonstatutory stock option agreement with directors provides that:

•	the Company will issue options to purchase shares of the Company’s common stock, $0.01 par value per share (“Common Stock”) to the recipient of the stock option award;

•	all options will vest as to 100% of the number of shares underlying the option upon grant;

•	any options that are unexercised at the time of the recipient’s termination of service with the Company for cause will be forfeited to the Company;

•	any options that are unexercised at the time of the recipient’s termination of service with the Company due to resignation will be exercisable for a maximum of three months following the date of termination;

•	any options that are unexercised at the time of the recipient’s termination of service with the Company due to disability will be exercisable for a maximum of one year following the date of termination;

•	any options that are unexercised at the time of the recipient’s termination of service with the Company due to death will be exercisable for a maximum of three years following the date of termination;

•	any options that are unexercised at the time of the recipient’s termination of service with the Company due to retirement will be exercisable until the final exercise date as defined in the agreement; and

•	any options that are unexercised at the time of the recipient’s termination of service with the Company due to any other reason will be exercisable for a maximum of three months following the date of termination.

The form of nonstatutory stock option agreement with officers provides that:

•	the Company will issue options to purchase shares of the Company’s Common Stock to the recipient of the stock option award;

•	options will vest as to 25% of the number of shares underlying the option upon the first anniversary of the grant date, and the remaining 75% of the shares will vest in twelve equal quarterly installments until all of the shares have vested at the end of four years;

•	any vested or unvested options that are unexercised at the time of the recipient’s termination of employment with the Company for cause will be forfeited to the Company;

•	any vested options that are unexercised at the time of the recipient’s termination of employment with the Company due to resignation will be exercisable for a maximum of three months following the date of termination;

•	any vested or unvested options that are unexercised at the time of the recipient’s termination of employment with the Company due to disability will become immediately exercisable and remain exercisable for a maximum of one year following the date of termination;

•	any vested or unvested options that are unexercised at the time of the recipient’s termination of employment with the Company due to death will become immediately exercisable and remain exercisable for a maximum of three years following the date of termination;

•	any vested or unvested options that are unexercised at the time of the recipient’s termination of employment with the Company due to retirement will become immediately exercisable and remain exercisable until the final exercise date as defined in the agreement;

•	if the recipient is party to a change in control agreement, any vested or unvested options that are unexercised at the time of the recipient’s termination of employment with the Company due to a change in control will become immediately exercisable and remain exercisable until the final exercise date as defined in the agreement; and

•	any vested options that are unexercised at the time of the recipient’s termination of employment with the Company due to any other reason will be exercisable for a maximum of 3 months following the date of termination.

The form of nonstatutory stock option agreement with employees provides that:

•	the Company will issue options to purchase shares of the Company’s Common Stock to the recipient of the stock option award;

•	options will vest as to 25% of the number of shares underlying the option upon the first anniversary of the grant date, and the remaining 75% of the shares will vest in twelve equal quarterly installments until all of the shares have vested at the end of four years;

•	any vested or unvested options that are unexercised at the time of the recipient’s termination of employment with the Company for cause will be forfeited to the Company;

•	any vested options that are unexercised at the time of the recipient’s termination of employment with the Company due to resignation will be exercisable for a maximum of three months following the date of termination;

•	any vested or unvested options that are unexercised at the time of the recipient’s termination of employment with the Company due to disability will become immediately exercisable and remain exercisable for a maximum of one year following the date of termination;

•	any vested or unvested options that are unexercised at the time of the recipient’s termination of employment with the Company due to death will become immediately exercisable and remain exercisable for a maximum of three years following the date of termination;

•	any vested options that are unexercised at the time of the recipient’s termination of employment with the Company due to retirement will be exercisable until the final exercise date as defined in the agreement; and

•	any vested options that are unexercised at the time of the recipient’s termination of employment with the Company due to any other reason will be exercisable for a maximum of 3 months following the date of termination.

The form of restricted stock agreement with officers provides that:

•	the Company will issue shares of the Company’s Common Stock to the recipient of the restricted stock award;

•	shares will vest as to 25% upon the first anniversary of the grant date, and the remaining 75% of the shares will vest in twelve equal quarterly installments until all of the shares have vested at the end of four years;

•	any shares that are unvested at the time of the recipient’s termination of employment with the Company,

unless such termination is due to the recipient’s death, disability or retirement, will be forfeited to the Company; and

•	in the event the recipient’s termination of employment with the Company is due to the recipient’s death, disability or retirement, all unvested shares will vest in full upon the recipient’s death, disability or retirement.

The form of restricted stock agreement with employees provides that:

•	the Company will issue shares of the Company’s Common Stock to the recipient of the restricted stock award;

•	shares will vest as to 25% upon the first anniversary of the grant date, and the remaining 75% of the shares will vest in twelve equal quarterly installments until all of the shares have vested at the end of four years;

•	any shares that are unvested at the time of the recipient’s termination of employment with the Company, unless such termination is due to the recipient’s death or disability, will be forfeited to the Company; and

•	in the event the recipient’s termination of employment with the Company is due to the recipient’s death or disability, all unvested shares will vest in full upon the recipient’s death or disability.

The foregoing descriptions of the forms of nonstatutory stock option agreement and the forms of restricted stock agreement are qualified in their entirety by reference to the actual forms of nonstatutory stock option agreement and forms of restricted stock agreement, which are attached hereto as exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Document
10.1	Form of Nonstatutory Stock Option Agreement for Directors
10.2	Form of Nonstatutory Stock Option Agreement for Officers
10.3	Form of Nonstatutory Stock Option Agreement for Employees
10.4	Form of Restricted Stock Agreement for Officers
10.5	Form of Restricted Stock Agreement for Employees
10.6	Amended and Restated 2006 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT
ASSOCIATES, INC.
Registrant

By:	/S/ Robert J. Halliday
Robert J. Halliday
Executive Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer and Duly Authorized Officer)

Date: March 13, 2006

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1	Form of Nonstatutory Stock Option Agreement for Directors
10.2	Form of Nonstatutory Stock Option Agreement for Officers
10.3	Form of Nonstatutory Stock Option Agreement for Employees
10.4	Form of Restricted Stock Agreement for Officers
10.5	Form of Restricted Stock Agreement for Employees
10.6	Amended and Restated 2006 Stock Incentive Plan